UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 17, 2025

Morgan Stanley Direct Lending Fund
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway
New York, NY	10036
(Address of principal executive offices)	(Zip Code)
1 (212)
761-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-
2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an
emerging
growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On September 17, 2025 (the “Closing Date”), North Haven Private Credit CLO 1 LLC (the “2025 Issuer”), an indirect, wholly owned and consolidated subsidiary of Morgan Stanley Direct Lending Fund (the “Company”), completed a $401.2 million term debt securitization (the “2025 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirement.
On the Closing Date and in connection with the 2025 Debt Securitization, the 2025 Issuer entered into a Purchase and Placement Agreement (the “Purchase and Placement Agreement”) with BNP Paribas Securities Corp. (“BNP Paribas”) and Morgan Stanley & Co. LLC (“MS&Co”), pursuant to which BNP Paribas and MS&Co agreed to purchase certain of the notes to be issued pursuant to an indenture as part of the 2025 Debt Securitization.
The notes offered and the loans incurred by the 2025 Issuer in connection with the 2025 Debt Securitization consist of $50,000,000 in
Class A-1
Loans (the
“Class A-1
Loans”) pursuant to the
Class A-1
Credit Agreement (as defined below), which bear interest at a rate of
3-month
Term SOFR plus 1.54%, and $182,000,000
Class A-1
Senior Secured Floating Rate Notes due 2037, which bear interest at a rate of
3-month
Term SOFR plus 1.54% (the
“Class A-1
Notes”, and together with the
Class A-1
Loans, the
“Class A-1
Debt”), $16,000,000
Class A-2
Senior Secured Floating Rate Notes due 2037, which bear interest at a rate of
3-month
Term SOFR plus 1.70%, (the
“Class A-2
Notes”, and together with the
Class A-1
Notes, the “Class A Notes”, and the Class A Notes together with the
Class A-1
Loans, the “Class A Debt”), $24,000,000 Class B Senior Secured Floating Rate Notes due 2037, which bear interest at a rate of
3-month
Term SOFR plus 1.90%, (the “Class B Notes”), $32,000,000 Class C Secured Deferrable Floating Rate Notes due 2037, which bear interest at a rate of
3-month
Term SOFR plus 2.40%, (the “Class C Notes”), $24,000,000 Class D Secured Deferrable Floating Rate Notes due 2037, which bear interest at a rate of
3-month
Term SOFR plus 3.55% (the “Class D Notes” and together with the Class A Notes, the Class B Notes and the Class C Notes the “Secured Notes”, and the “Secured Notes” together with the
Class A-1
Loans the “Secured Debt”) and $73,200,000 Subordinated Notes due 2125, which do not bear interest (the “Subordinated Notes”, and together with the Secured Notes, the “Notes”, and the Notes together with the
Class A-1
Loans, the “Debt”). The Company will indirectly retain all of the Subordinated Notes.
The 2025 Debt Securitization is backed by a diversified portfolio of senior secured and second lien loans. Through October 20, 2029, all principal collections received on the underlying collateral may be used by the 2025 Issuer to purchase new collateral under the direction of MS Capital Partners Adviser Inc., the Company’s investment adviser (“Investment Adviser”), in its capacity as collateral manager of the 2025 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2025 Debt Securitization, allowing the Company to maintain the initial leverage in the 2025 Debt Securitization. The Secured Notes and Secured Loans are due, or mature on, October 20, 2037. The Subordinated Notes are due in October 2125.
Under the terms of the loan sale agreement entered into upon the Closing Date (the “Master Loan Sale Agreement”) that provided for the sale of assets on the Closing Date, the Company sold and/or contributed to the 2025 Issuer the remainder of its ownership interest in the portfolio company investments securing the 2025 Debt Securitization and participations for the purchase price and other consideration set forth in the Master Loan Sale Agreement. Following this transfer, the 2025 Issuer, and not the Company, holds all of the ownership interest in such portfolio company investments and participations. The Company made customary representations, warranties and covenants in these loan sale agreements.
The Secured Notes are the secured obligation of the 2025 Issuer, and the indenture governing the Secured Notes includes customary covenants and events of default. The Secured Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the 2025 Debt Securitization contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underl
ying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this current report on Form
8-K
is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

10.1*	Indenture and Security Agreement dated as of September 17, 2025 by and between North Haven Private Credit CLO 1 LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Collateral Trustee.

10.2*	Purchase and Placement Agreement dated as of September 17, 2025 by and between North Haven Private Credit CLO 1 LLC, as Issuer, BNP Paribas Securities Corp. and Morgan Stanley & Co. LLC.

10.3*	Collateral Servicing Agreement dated as of September 17, 2025 by and between North Haven Private Credit Fund CLO 1 LLC, as Issuer, and Morgan Stanley Direct Lending Fund, as Collateral Servicer.

10.4*	Master Loan Sale Agreement dated as of September 17, 2025 among Morgan Stanley Direct Lending Fund, as the Transferor and North Haven Private Credit CLO 1 LLC, as the 2025 Issuer.

10.5*	Class A-1 Credit Agreement dated as of September 17, 2025 among North Haven Private Credit CLO 1 LLC, as Borrower, and U.S. Bank Trust Company, National Association, as Loan Agent and as Collateral Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation
S-K.
The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY DIRECT LENDING FUND

Date: September 22, 2025	By:	/s/ David Pessah
David Pessah
Chief Financial Officer